UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: August 18, 2004

Commission File Number 000-1095478

INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

BERMUDA	98-0155633
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer identification No.)

CLARENDON HOUSE, 2 CHURCH STREET P.O. BOX HM 1022 HAMILTON HM DX, BERMUDA	NOT APPLICABLE
(Address of principal executive offices)	(Zip code)

(441) 295-5950
(Registrant’s telephone number including area code)

NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report.)

Item 12.  Disclosure of Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On August 18, 2004, interWAVE Communications International Ltd. announced its financial results for the fourth fiscal quarter and year ended June 30, 2004.  The press release is attached as Exhibit 99.1 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

August 18, 2004	interWAVE Communications International, Ltd.

	By:	/s/ CAL R. HOAGLAND
Cal R. Hoagland
Senior Vice President and
Chief Financial Officer

INTERWAVE COMMUNICATIONS INTERNATIONAL LTD.

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated August 18, 2004.